Equity	6 Months Ended
Jun. 30, 2023
Equity
Equity
8.	Equity

In April 2023, the Company issued 3,235,723 ordinary shares under its ATM program resulting in $15.7 million (or €14.4 million) in net proceeds. The existing ATM program expired in July 2023 and no more shares are issuable under this program.

Through an underwritten public offering in April 2023, the Company sold and issued an aggregate of 10,823,529 ordinary shares, of which 1,411,764 were sold pursuant to the exercise of an overallotment option by the underwriters. The ordinary shares were sold at a price of $4.25 per share and have a nominal value of €0.12 per share. Proceeds of this offering after deducting €2.5 million ($2.8 million) in underwriting discounts amounted to €39.1 million ($43.2 million). Other offering expenses amounted to €0.4 million, resulting in a total of €38.7 million in net proceeds from this offering.